                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
-----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.


IMMEDIATELY                                    Paul J. Leyden, SVP
-----------                                    (212) 495-1041
                                               Nicholas C. Silitch, VP
                                               (212) 495-1721
                                               Gregory A. Burton, AVP
                                               (212) 495-1619



             THE BANK OF NEW YORK COMPANY, INC. REPORTS
             ------------------------------------------
              Record Second Quarter E.P.S. of 67 cents;
              -----------------------------------------
           Return on Average Common Equity Was 21.84%; and
           -----------------------------------------------
                 Return on Average Assets Was 1.83%
                 ----------------------------------

NEW YORK, N.Y., July 14, 1997 -- The Bank of New York Company, Inc. (NYSE:
BK) reports second quarter fully diluted earnings per share were a record 67 cents, up 14% from the 59 cents earned on a normalized basis in the second quarter of 1996. Second quarter net income was $269 million, up
9% from the $248 million earned on a normalized basis in the same period last year. In the second quarter of 1996, the Company reported a net gain of $31 million, or 7 cents per share, on the sale of its Union credit card portfolio. Earnings per share, on a fully diluted basis, were a record $1.31 for the first half of 1997, up 14% from the $1.15 earned on a normalized basis last year. Net income for the first six months was a record $534 million, an increase of 9% over last year's $491 million on a normalized basis.

     Return on average assets for the second quarter was 1.83% compared with 1.86% in the first quarter of 1997 and 1.82% on a normalized basis in the second quarter of 1996. Return on average common equity was a record, on a normalized basis, of 21.84% in the second quarter of 1997 compared with 20.90% in the first quarter of 1997 and 19.51% in the second quarter of 1996. With the net gain on the sale included, return on average assets and return on average common equity were 2.05% and 21.97% in the second quarter of 1996.
     Tangible fully diluted earnings per share (earnings before the amortization of goodwill and intangibles) were $0.72 per share in the second quarter of 1997 compared with $0.64 on a normalized basis in the second quarter of 1996. On the same basis, tangible return on average assets was 2.01% in the second quarter of 1997 compared with a normalized 2.02% in the second quarter of 1996; and tangible return on average common equity was 31.75% in the second quarter of 1997 compared with a normalized 27.59% in the second quarter of 1996.
     Revenues from the Company's securities processing businesses continued their strong broad based performance and were up 18% over the second quarter of 1996 to $190 million. ADR's, corporate trust, government securities clearance, mutual funds, and stock transfer were particularly strong.
     Fees from other processing, which includes funds transfer, cash management, and trade finance, grew 14% over last year's second quarter with strong growth in all areas.
     Trust and investment continued to benefit from new business and strong markets in the second quarter of 1997 which combined to increase fees 11% to $44 million compared with $40 million last year.
     Net interest income, on a taxable equivalent basis, totaled $489 million in the second quarter down from $502 million in the second quarter of last year due to the sale of $4.3 billion in credit cards.
     Average fully diluted shares outstanding were 399 million for the quarter, down from the 405 million in the first quarter and down significantly from the 418 million in the prior year period. The decline from the first quarter and prior year was the result of the Company's stock buyback program.
     The Company's estimated Tier 1 capital and Total capital ratios remained strong at 7.83% and 11.99% at June 30, 1997 compared with 7.92% and 12.28% at March 31, 1997, and 7.98% and 12.93% at June 30, 1996.
Tangible common equity as a percent of total assets was 5.88% at June 30, 1997 compared with 6.39% at March 31, 1997 and 7.51% one year ago. The leverage ratio was 8.04% at June 30, 1997 compared with 7.83% at March 31, 1997 and 7.76% one year ago.

NET INTEREST INCOME
-------------------
                            2nd       1st       2nd
                          Quarter   Quarter   Quarter       Year-to-date
                          -------   -------   -------       ------------
(In millions)               1997      1997      1996       1997      1996
                          ---------------------------      --------------
Net Interest Income         $489      $496      $502       $986    $1,024
Net Interest Rate
 Spread                     3.12%     3.30%     3.34%      3.21%     3.41%
Net Yield on Interest-
 Earning Assets             4.08      4.24      4.28       4.16      4.39

     Net interest income on a taxable equivalent basis declined to $489 million in the second quarter of 1997 from $496 million in the first quarter of 1997 and from $502 million in the second quarter of 1996. The net interest rate spread was 3.12% in the second quarter of 1997, compared with 3.30% in the first quarter of 1997 and 3.34% one year ago. The net yield on interest-earning assets was 4.08% compared with 4.24% in the first quarter of 1997 and 4.28% in last year's second quarter.
     For the first six months of 1997, net interest income, on a taxable equivalent basis, amounted to $986 million compared with $1,024 million in the first half of 1996. The year-to-date net interest rate spread was 3.21% in 1997 compared with 3.41% in 1996, while the net yield on interest-earning assets was 4.16% in 1997 and 4.39% in 1996.
     The declines in net interest income, the spread, and the yield were primarily attributable to the sale of approximately $900 million of credit card receivables in the first quarter of 1997 and $3.4 billion of credit card receivables in June of 1996, partially offset by continued growth in the Company's corporate loan portfolio.

NONINTEREST INCOME
------------------
                                      2nd Quarter          Year-to-date
                                      -----------          ------------
(In millions)                        1997      1996       1997      1996
                                     --------------       --------------
Processing Fees
  Securities                         $190      $161       $375    $  320
  Other                                59        52        114       103
                                     ----      ----       ----    ------
                                      249       213        489       423
Trust and Investment Fees              44        40         87        77
Service Charges and Fees               94       115        187       215
Securities Gains                       33        30         40        63
Foreign Exchange and
 Other Trading Activities              25        21         52        31
Sale of Credit Card Portfolio           -       400          -       400
Other                                  44        23         89        47
                                     ----      ----       ----    ------
Total Noninterest Income             $489      $842       $944    $1,256
                                     ====      ====       ====    ======

     Securities processing fees increased 18% to $190 million compared with $161 million in the second quarter of 1996. In the first half of 1997, securities processing fees were $375 million compared with $320 million in 1996. Strong internal growth in almost all areas drove the increase in revenue. The Company reported $33 million of securities gains in the second quarter of 1997 compared with $7 million in the first quarter and $30 million last year. Revenues from foreign exchange and other trading activities were $25 million compared with $27 million in the first quarter and $21 million in the second quarter of 1996.

NONINTEREST EXPENSE AND INCOME TAXES
------------------------------------
     Total noninterest expense for the quarter was $465 million, up only 2% from $456 million in the same period last year. Year-to-date noninterest expense was $911 million compared with $899 million in 1996.
     The efficiency ratio for the second quarter was 49.1% and 49.8% one year ago. For the first half of 1997 the efficiency ratio was 48.1% compared with 49.5% last year.
     The effective tax rates for the second quarter and first six months of 1997 were 36.5% and 36.6% compared with 38.4% for both the second quarter and first six months of 1996.

NONPERFORMING ASSETS
--------------------
                                                               Change
                                                             2Q 1997 vs
(Dollars in millions)              6/30/97      3/31/97       1Q 1997
                                   ------------------------------------
Loans:
     Commercial Real Estate         $ 57         $ 20          $ 37
     Other Commercial                 42           79           (37)
     Foreign                          36           37            (1)
     Community Banking                67           72            (5)
                                    ----         ----
  Total Loans                        202          208            (6)
Other Real Estate                     41           40             1
                                    ----         ----
  Total                             $243         $248            (5)
                                    ====         ====
Nonperforming Assets Ratio           0.6%         0.7%
Allowance/Nonperforming Loans      411.0        418.3
Allowance/Nonperforming Assets     342.1        350.2

     Nonperforming assets totaled $243 million at June 30, 1997, compared with $248 million at March 31, 1997. The increase in commercial real estate was attributable to the addition of a $37 million loan on an office building in Pennsylvania. Subsequent to June 30, 1997 a substantial loan to a retailer became nonperforming.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
---------------------------------------
                                 2nd       1st       2nd
                               Quarter   Quarter   Quarter     Year-to-date
                               -------   -------   -------     ------------
(In millions)                    1997      1997      1996     1997      1996
                               ---------------------------    --------------
Provision                        $ 60      $ 60      $425*    $120      $515*
                                 ----      ----      ----     ----      ----
Net (Charge-offs) Recoveries:
  Commercial Real Estate            -         1         -        1        (3)
  Other Commercial                 (6)       (3)       (7)      (9)       (6)
  Credit Card                     (88)      (93)     (187)**  (181)     (283)**
  Other Consumer                   (1)       (2)       (2)      (3)       (4)
  Foreign                           -         4        13        4        12
  Other                            (2)        1        (2)      (1)       (5)
                                 ----      ----      ----     ----      ----
     Total                        (97)      (92)     (185)    (189)     (289)
                                 ----      ----      ----     ----      ----
Change in Allowance              $(37)     $(32)     $240     $(69)     $226
                                 ====      ====      ====     ====      ====
Other Real Estate
   Expenses (Recoveries)         $  1      $  -      $  1     $  1      $ (1)

*  Includes a provision of $350 million for credit card accounts.
** Includes $99 million attributed to charge-offs of past due and bankrupt
   Union credit card accounts not sold to Household.

     Net charge-offs of credit cards loans were $88 million for the second quarter. Credit card loans outstanding were $4.2 billion at June 30, 1997 compared with $4.3 billion at March 31, 1997.
     The allowance for loan losses was $832 million, or 2.13% of loans at June 30, 1997, compared with $869 million, or 2.36% of loans at March 31, 1997. The ratio of the allowance to nonperforming assets was 342% at June 30, 1997.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1997       1996     Change
                                                ----       ----     ------
For the Three Months Ended June 30:
-----------------------------------
  Net Income                                    $269       $278      -3.2%
    Per Common Share:
      Primary Earnings                         $0.67      $0.68      -1.5
      Fully Diluted Earnings                    0.67       0.66       1.5
      Cash Dividends                            0.24       0.20      20.0

  Return on Average Common Shareholders'
      Equity                                   21.84%     21.97%
  Return on Average Assets                      1.83       2.05

For the Six Months Ended June 30:
---------------------------------
  Net Income                                    $534      $ 521       2.5%
    Per Common Share:
      Primary Earnings                         $1.32      $1.25       5.6
      Fully Diluted Earnings                    1.31       1.23       6.5
      Cash Dividends                            0.48       0.40      20.0

  Return on Average Common Shareholders'
      Equity                                   21.36%     20.40%
  Return on Average Assets                      2.02       1.92


As of June 30:
--------------
  Assets                                     $61,575     $51,463      19.6%
  Loans                                       39,044      35,523       9.9
  Securities                                   5,010       5,185      -3.4
  Deposits - Domestic                         27,641      23,987      15.2
           - Foreign                          16,193      11,475      41.1
  Long-Term Debt                               1,801       1,910      -5.7
  Minority Interest - Preferred Securities     1,000           -         -
  Preferred Shareholders' Equity                 112         113      -0.9
  Common Shareholders' Equity                  4,825       4,954      -2.6

  Common Shareholders' Equity Per Share        12.78       13.07      -2.2
  Market Value Per Share of Common Stock       43.63       25.63      70.2

  Allowance for Loan Losses as a Percent
    of Loans                                    2.13%       2.76%
  Tier 1 Capital Ratio                          7.83        7.98
  Total Capital Ratio                          11.99       12.93
  Leverage Ratio                                8.04        7.76
  Tangible Common Equity Ratio                  5.88        7.51

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                      For the three           For the six
                                      months ended            months ended
                                         June 30,                June 30,
                                      1997       1996          1997      1996
                                      ----       ----          ----      ----
Interest Income
---------------
Loans                                $ 765      $ 784        $1,511    $1,594
Securities
  Taxable                               58         62           119       120
  Exempt from Federal Income Taxes       8          9            18        18
                                     -----      -----        ------    ------
                                        66         71           137       138
Deposits in Banks                       39         21            73        43
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      35         32            68        61
Trading Assets                           7          5            10         9
                                     -----      -----        ------    ------
      Total Interest Income            912        913         1,799     1,845
                                     -----      -----        ------    ------
Interest Expense
----------------
Deposits                               328        286           629       578
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             30         48            58        99
Other Borrowed Funds                    42         55            81        99
Long-Term Debt                          31         33            62        65
                                     -----      -----        ------    ------
      Total Interest Expense           431        422           830       841
                                     -----      -----        ------    ------
Net Interest Income                    481        491           969     1,004
-------------------
Provision for Loan Losses               60        425           120       515
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses             421         66           849       489
                                     -----      -----        ------    ------
Noninterest Income
------------------
Processing Fees
 Securities                            190        161           375       320
 Other                                  59         52           114       103
                                     -----      -----        ------    ------
                                       249        213           489       423
Trust and Investment Fees               44         40            87        77
Service Charges and Fees                94        115           187       215
Securities Gains                        33         30            40        63
Other                                   69        444           141       478
                                     -----      -----        ------    ------
    Total Noninterest Income           489        842           944     1,256
                                     -----      -----        ------    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits         263        249           520       496
Net Occupancy                           42         42            84        85
Furniture and Equipment                 24         23            48        46
Other                                  136        142           259       272
                                     -----      -----        ------    ------
  Total Noninterest Expense            465        456           911       899
                                     -----      -----        ------    ------
Income Before Income Taxes             445        452           882       846
Income Taxes                           162        174           322       325
Distribution on Preferred Securities    14          -            26         -
                                     -----      -----        ------    ------
Net Income                           $ 269      $ 278        $  534    $  521
----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 266      $ 276        $  529     $ 516
-----------------------              =====      =====        ======     =====
Per Common Share Data:
----------------------
   Primary Earnings                  $0.67      $0.68         $1.32     $1.25
   Fully Diluted Earnings             0.67       0.66          1.31      1.23
   Cash Dividends                     0.24       0.20          0.48      0.40

Fully Diluted Shares Outstanding       399        418           402       423

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                     June 30,  December 31,
                                                       1997        1996
                                                       ----        ----
Assets
------
Cash and Due from Banks                              $ 7,782     $ 6,032
Interest-Bearing Deposits in Banks                     2,226       1,387
Securities:
  Held-to-Maturity                                     1,091       1,170
  Available-for-Sale                                   3,919       3,883
                                                     -------     -------
    Total Securities                                   5,010       5,053
Trading Assets at Fair Value                           1,957       1,547
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                 652         562
Loans (less allowance for loan losses
 of $832 in 1997 and $901 in 1996)                    38,212      36,105
Premises and Equipment                                   857         875
Due from Customers on Acceptances                      1,358         985
Accrued Interest Receivable                              295         315
Other Assets                                           3,226       2,904
                                                     -------     -------
     Total Assets                                    $61,575     $55,765
                                                     =======     =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $11,951     $11,812
 Interest-Bearing
    Domestic Offices                                  16,236      15,268
    Foreign Offices                                   15,647      12,263
                                                     -------     -------
     Total Deposits                                   43,834      39,343
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      1,575       1,737
Other Borrowed Funds                                   4,971       4,144
Acceptances Outstanding                                1,377       1,015
Accrued Taxes and Other Expenses                       1,477       1,417
Accrued Interest Payable                                 144         167
Other Liabilities                                        459         399
Long-Term Debt                                         1,801       1,816
                                                     -------     -------
     Total Liabilities                                55,638      50,038
                                                     -------     -------
Minority Interest - Preferred Securities               1,000         600
                                                     -------     -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111         111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 24,344 shares in 1997 and
  40,429 shares in 1996                                    1           1
 Common Stock-par value $7.50 per share,
  authorized 800,000,000 shares, issued
  454,221,461 shares in 1997 and
  444,317,786 shares in 1996                           3,407       3,332
 Additional Capital                                      409         344
 Retained Earnings                                     3,139       2,798
 Securities Valuation Allowance                          150          82
                                                     -------     -------
                                                       7,217       6,668
 Less:  Treasury Stock (75,849,342 shares in
        1997 and 57,849,845 shares in 1996), at cost   2,263       1,524
        Loan to ESOP (1,195,719 shares), at cost          17          17
                                                     -------     -------
     Total Shareholders' Equity                        4,937       5,127
                                                     -------     -------
     Total Liabilities and Shareholders' Equity      $61,575     $55,765
                                                     =======     =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                             ended June 30, 1997       ended June 30, 1996
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 2,942   $   39   5.31%  $ 1,503    $   21   5.52%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,531       35   5.50     2,422        32   5.30
Loans
 Domestic Offices           22,469      523   9.34    25,812       591   9.21
 Foreign Offices            14,792      243   6.58    11,995       196   6.58
                           -------   ------          -------    ------
   Total Loans              37,261      766   8.25    37,807       787   8.38
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,683       39   5.86     2,988        43   5.78
 U.S. Government Agency
  Obligations                  386        6   6.46       480         7   6.24
 Obligations of States and
  Political Subdivisions       632       14   8.69       652        15   8.92
 Other Securities,
  including Trading
  Securities                 1,709       21   4.91     1,326        19   5.62
                           -------   ------          -------    ------
   Total Securities          5,410       80   5.93     5,446        84   6.16
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     48,144      920   7.67%   47,178       924   7.87%
                                     ------                     ------
Allowance for Loan Losses     (837)                     (728)
Cash and Due from Banks      3,756                     2,527
Other Assets                 7,854                     5,521
                           -------                   -------
  TOTAL ASSETS             $58,917                   $54,498
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 4,259       49   4.59%  $ 3,713        39   4.23%
 Savings                     8,022       51   2.53     8,264        55   2.70
 Certificates of Deposit
  $100,000 & Over              715       10   5.46       890        11   5.19
 Other Time Deposits         2,569       31   5.02     2,533        29   4.68
 Foreign Offices            15,200      187   4.93    12,383       152   4.90
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 30,765      328   4.28    27,783       286   4.15
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,226       30   5.33     3,659        48   5.25
Other Borrowed Funds         3,202       42   5.24     4,081        55   5.41
Long-Term Debt               1,808       31   6.94     1,920        33   6.75
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              38,001      431   4.55%   37,443       422   4.53%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    9,183                     8,472
Other Liabilities            6,019                     3,420
Minority Interest -
 Preferred Securities          714                         -
Preferred Stock                112                       113
Common Shareholders'
 Equity                      4,888                     5,050
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $58,917                   $54,498
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  489   3.12%             $  502   3.34%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.08%                      4.28%
                                              ====                       ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                              For the six months        For the six months
                              ended June 30, 1997       ended June 30, 1996
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 2,692   $   73   5.46%  $ 1,540    $   43   5.60%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,541       68   5.41     2,298        61   5.34
Loans
 Domestic Offices           22,610    1,048   9.32    25,966     1,206   9.34
 Foreign Offices            14,545      466   6.46    11,816       393   6.69
                           -------   ------          -------    ------
   Total Loans              37,155    1,514   8.22    37,782     1,599   8.51
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,718       78   5.82     2,931        83   5.72
 U.S. Government Agency
  Obligations                  405       13   6.40       466        15   6.28
 Obligations of States and
  Political Subdivisions       637       28   8.67       644        29   9.01
 Other Securities,
  including Trading
  Securities                 1,616       42   5.21     1,263        35   5.54
                           -------   ------          -------    ------
   Total Securities          5,376      161   6.03     5,304       162   6.13
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     47,764    1,816   7.67%   46,924     1,865   7.99%
                                     ------                     ------
Allowance for Loan Losses     (854)                     (726)
Cash and Due from Banks      3,901                     2,838
Other Assets                 7,576                     5,489
                           -------                   -------
  TOTAL ASSETS             $58,387                   $54,525
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 4,074       89   4.42%  $ 3,858        82   4.29%
 Savings                     8,071      102   2.55     8,243       114   2.77
 Certificates of Deposit
  $100,000 & Over              706       19   5.38     1,005        27   5.32
 Other Time Deposits         2,531       61   4.88     2,565        61   4.78
 Foreign Offices            14,904      357   4.83    11,946       294   4.95
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 30,286      628   4.19    27,617       578   4.21
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  2,246       58   5.22     3,766        99   5.30
Other Borrowed Funds         3,227       81   5.08     3,613        99   5.51
Long-Term Debt               1,812       63   6.89     1,901        65   6.85
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              37,571      830   4.46%   36,897       841   4.58%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    9,226                     9,011
Other Liabilities            5,831                     3,412
Minority Interest -
 Preferred Securities          657                         -
Preferred Stock                112                       113
Common Shareholders'
 Equity                      4,990                     5,092
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $58,387                   $54,525
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  986   3.21%             $1,024   3.41%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.16%                      4.39%
                                              ====                       ====